UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2018

New Residential Investment Corp.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-35777	45-3449660
(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas, 45th Floor New York, New York	10105
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (212) 479-3150

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Overview

On August 17, 2018, New Penn Financial, LLC d/b/a Shellpoint Mortgage Servicing (“Shellpoint”), a subsidiary of New Residential Investment Corp. (“New Residential”), entered into a subservicing agreement (the “Shellpoint Subservicing Agreement”) with Ocwen Loan Servicing, LLC (“OLS”), a subsidiary of Ocwen Financial Corporation (“Ocwen”). The Shellpoint Subservicing Agreement, described further below, has similar terms to the Subservicing Agreement, dated as of July 23, 2017, between New Residential Mortgage LLC (“NRM”), a subsidiary of New Residential, and OLS (the “NRM Subservicing Agreement”) and is intended to, among other things, further accelerate the implementation of certain parts of the arrangements entered into between New Residential and Ocwen under the Existing Agreements referenced below.

As previously disclosed, HLSS Holdings, LLC (a subsidiary of NRZ) and HLSS MSR – EBO Acquisition LLC (a subsidiary of NRZ), as assignee of Home Loan Servicing Solutions, Ltd., entered into a series of agreements with OLS to purchase and acquire from OLS certain “Rights to MSRs” and other assets related to mortgage servicing rights for loans with a then-aggregate unpaid principal balance of approximately $110 billion (the “Subject MSRs”) as set forth in (i) the Master Servicing Rights Purchase Agreement, dated as of October 1, 2012, as amended by Amendment No. 1 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of December 26, 2012, Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015 (as so amended, the “MSR Purchase Agreement”) and (ii) certain sale supplements to the MSR Purchase Agreement, as amended by Amendment No. 1 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of December 26, 2012, Amendment to Sale Supplements dated as of July 1, 2013, Amendment to Sale Supplement, dated as of September 30, 2013, Amendment to Sale Supplements, dated as of February 4, 2014, Amendment No. 2 to Master Servicing Rights Purchase Agreement and Sale Supplements, dated as of April 6, 2015, February Amendment, dated as of February 17, 2017 (as so amended, the “Sale Supplements” and, together with the MSR Purchase Agreement, the “Sale Agreements”).

Also as previously disclosed, (a) on July 23, 2017, NRM entered into (i) the Master Agreement, among NRM, OLS and certain other parties, (ii) the Transfer Agreement, between NRM, OLS, and for a limited purpose New Residential and Ocwen, and (iii) the NRM Subservicing Agreement, and (b) on January 18, 2018, NRM entered into (i) the New RMSR Agreement, among NRM, OLS and certain other parties (the “New RMSR Agreement”) including a servicing addendum thereto (the “Servicing Addendum”), and (ii) Amendment No. 1 to the Transfer Agreement (collectively, the “Existing Agreements”).  Under the Existing Agreements, NRM and OLS agreed to undertake certain actions to facilitate the transfers of OLS’s remaining interests in the Subject MSRs as contemplated under the terms of the Sale Agreements. Following such transfers, NRM (or its permitted assignee) would engage OLS to subservice the mortgage loans related to the Subject MSRs.

Pursuant to the Master Agreement and the New RMSR Agreement, as applicable, OLS has continued and will continue to service the mortgage loans related to the Subject MSRs until the necessary third party consents are obtained in order to transfer OLS’s remaining interests in the Subject MSRs to NRM in accordance with the Transfer Agreement, New RMSR Agreement or the Servicing Addendum, as applicable.  NRM has assigned certain of its rights and obligations under the Existing Agreements to Shellpoint (including certain of NRM’s rights to be a purchaser and a transferee under the New RMSR Agreement and the Transfer Agreement of any Subject MSRs selected from time to time by NRM to be in Shellpoint’s name instead of NRM’s name).  In order to further expedite obtaining the third party consents necessary to transfer the Subject MSRs in accordance with the New RMSR Agreement and the Transfer Agreement, OLS and Shellpoint entered into the Shellpoint Servicing Agreement.  The terms of the Shellpoint Servicing Agreement are further described below.

Shellpoint Subservicing Agreement

On August 17, 2018, Shellpoint and OLS entered into the Shellpoint Subservicing Agreement pursuant to which OLS will subservice the mortgage loans related to the MSRs that are transferred to Shellpoint pursuant to the New RMSR Agreement and the Transfer Agreement. In consideration for subservicing such mortgage loans, Shellpoint will pay a subservicing fee as set forth in the Shellpoint Subservicing Agreement. The initial term of the Shellpoint Subservicing Agreement will expire on July 25, 2022. At any time during the initial term, Shellpoint may terminate the agreement for convenience, subject to OLS’s right to receive a termination fee and proper notice. Following the initial term, the Shellpoint Subservicing Agreement may be cancelled by Shellpoint on a quarterly basis and by OLS on an annual basis.  In addition, Shellpoint and OLS shall have the ability to terminate the agreement for cause if certain conditions specified in the NRM Subservicing Agreement occur.  Furthermore, if NRM terminates in whole the NRM Subservicing Agreement or the New RMSR Agreement for cause or, to the extent certain specified conditions are met, for convenience, the Shellpoint Subservicing Agreement will automatically terminate without further action on the part of Shellpoint.

Amendments to NRM Subservicing Agreement and New RMSR Agreement.

In addition, on August 17, 2018, NRM and Ocwen also entered into Amendment No. 1 to the NRM Subservicing Agreement and Amendment No. 1 to the New RMSR Agreement (collectively, the “Amendments”).  Pursuant to each of the Amendments, the NRM Subservicing Agreement and New RMSR Agreement were amended to conform to certain of the terms of the Shellpoint Subservicing Agreement, including that (i) with respect to the NRM Subservicing Agreement, if either the Shellpoint Subservicing Agreement or the New RMSR Agreement is terminated in whole (a) for cause or, (b) to the extent certain specified conditions are met, for convenience, then, in each case, the NRM Subservicing Agreement would automatically terminate without further action on the part of NRM and (ii) with respect to the New RMSR Agreement, if either the Shellpoint Subservicing Agreement or the NRM Subservicing Agreement is terminated in whole for cause, the New RMSR Agreement would automatically terminate without further action on the part of HLSS Holdings, LLC.

The foregoing description of the Amendments and the NRM Subservicing Agreement and New RMSR Agreement do not purport to be complete and are qualified in their entirety by reference to (i) the full text of the NRM Subservicing Agreement, which was filed as Exhibit 10.44 to New Residential’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on November 1, 2017 and (ii) the full text of the New RMSR Agreement, which was filed as Exhibit 10.51 to New Residential’s Quarterly Report on Form 10-Q filed with the SEC on May 1, 2018.  The NRM Subservicing Agreement and the New RMSR Agreement have been incorporated by reference as exhibits to this report to provide investors with information regarding their respective terms.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW RESIDENTIAL INVESTMENT CORP.
(Registrant)

/s/ Nicola Santoro, Jr.
Nicola Santoro, Jr.
Chief Financial Officer
Date:  August 17, 2018